                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-12

                                  DYNEGY INC.
                (Name of Registrant as Specified In Its Charter)

        ______________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

    -----------------------------------------------------------------------

2)  Aggregate number of securities to which transaction applies:

    -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                ------------------------------

4)  Proposed maximum aggregate value of transaction:
                                                    --------------------------

5)  Total fee paid:
                   -----------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identity the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:
                               -----------------------------------------------
    2) Form, Schedule or Registration Statement No.
                                                    --------------------------
    3) Filing party:
                     ---------------------------------------------------------
    4) Date filed:
                   -----------------------------------------------------------

                                 [DYNEGY INC.]

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, JANUARY 12, 2001

To The Shareholders:

   A special meeting of shareholders of Dynegy Inc., an Illinois corporation, will be held at Dynegy's Headquarters, The Wells Fargo Bank Building, 1000 Louisiana, 71st Floor, Houston, Texas 77002, at 10:00 a.m., local time, on Friday, January 12, 2001, to solicit your approval for an amendment to Dynegy's Articles of Incorporation to increase the number of authorized shares of (i) Class A common stock, no par value per share, from 300,000,000 to 900,000,000 and (ii) Class B common stock, no par value per share, from 120,000,000 to 360,000,000.

   The close of business on November 20, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting or any adjournment(s) or postponement(s) thereof.

   You are cordially invited to attend the special meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A SELF-ADDRESSED, POST-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES VIA TELEPHONE OR THE INTERNET AS DETAILED ON THE ENCLOSED PROXY.

                                          By Order of the Board of Directors,

                                          /s/ Kenneth E. Randolph
                                          Kenneth E. Randolph
                                          General Counsel and Secretary

November 28, 2000

                                  DYNEGY INC.
                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                                 (713) 507-6400

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Dynegy Inc. for use at the special meeting of shareholders to be held on Friday, January 12, 2001 at 10:00 a.m., local time, at Dynegy's Headquarters, The Wells Fargo Bank Building, 1000 Louisiana, 71st Floor, Houston, Texas 77002, or at any adjournment(s) or postponement(s) thereof, for the purpose of amending Dynegy's Articles of Incorporation to increase the number of authorized shares of Class A common stock and Class B common stock as further described below. This Proxy Statement, the Notice of Special Meeting and the accompanying proxy card will be first sent or given to Dynegy's shareholders on or about November 30, 2000.

   All share numbers presented in this Proxy Statement have been adjusted to reflect the two-for-one stock split of Dynegy's common stock effected by means of a stock dividend that was distributed on August 22, 2000.

Quorum and Vote Required

   The presence of the votes of a majority of the shares of Dynegy's Class A common stock, no par value per share, and Class B common stock, no par value per share, counted together, represented in person or by proxy at the special meeting and entitled to vote on the proposed amendment, will constitute a quorum for consideration of the proposed amendment at the special meeting. Abstentions and broker non-votes are counted in determining the number of shares present at the special meeting. A "broker non-vote" occurs if a broker or other nominee who holds shares in a "street" name for customers who are beneficial owners of those shares does not have discretionary authority and has not received instructions with respect to a particular item from the customer. The affirmative vote of the holders of not less than two-thirds of (i) each of the Class A common stock and the Class B common stock, voting as separate classes, and (ii) the Class A common stock and the Class B common stock, voting together as a single class, will be necessary to approve the proposed amendment to Dynegy's Articles of Incorporation. Shares not represented at the special meeting, shares represented at the special meeting that abstain from voting and broker non-votes will have the effect of votes against the proposed amendment.

No Appraisal Rights

   Under applicable Illinois law, none of the holders of Class A common stock or Class B common stock have appraisal rights in connection with the proposal to be acted upon at the special meeting.

Record Date and Outstanding Shares

   The Board of Directors has fixed the close of business on November 20, 2000 as the record date for determining holders of outstanding shares of Class A common stock and Class B common stock entitled to notice of and to vote at the special meeting or any adjournment(s) or postponement(s) thereof. As of the record date, there were outstanding 237,831,648 shares of Class A common stock and 85,330,544 shares of Class B common stock. Under Dynegy's Articles of Incorporation, the holders of Class A common stock and Class B common stock are entitled to one vote for each share held. Class A common stock and Class B common stock are the only classes of outstanding securities of Dynegy entitled to notice of and to vote at the special meeting. A complete list of the shareholders entitled to vote at the special meeting will be subject to inspection by any shareholder at Dynegy's principal executive office, during usual business hours, for a period of ten days prior to the special meeting.

Solicitation of Proxies

   The cost of soliciting proxies will be borne by Dynegy. Proxies may be solicited by mail, telecopy, telegraph or telex, or by directors, officers or regular employees of Dynegy, in person or by telephone. Such persons will not receive any additional compensation for any such solicitation activities. Dynegy has retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies for a fee of $8,500. Dynegy will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock.

   Questions concerning the proposal to be acted upon at the special meeting should be directed to Dynegy's Secretary at (713) 507-6400. Additional copies of this Proxy Statement or the proxy card may be obtained from Dynegy's Secretary at Dynegy's principal executive office. The mailing address of Dynegy's principal executive office is 1000 Louisiana, Suite 5800, Houston, Texas 77002.

Revocation of Proxies

   Your proxy may be revoked at any time prior to the voting of the proxy by
(i) timely delivery of a revised proxy (including an Internet or telephone vote), (ii) written notice to the Secretary of Dynegy, or (iii) voting in person at the special meeting. In the absence of such revocation, shares represented by proxies will be voted at the special meeting.

Voting by Telephone or Internet

   Shareholders of record can simplify their voting and reduce Dynegy's cost by voting their shares via telephone or the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. If a shareholder's shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend upon the voting processes of the bank or broker. Accordingly, shareholders should follow the voting instructions on the form they receive from their bank or broker.

   Shareholders who elect to vote via the Internet may incur telecommunication and Internet access charges and other costs for which they are solely responsible. The Internet and telephone voting facilities for shareholders of record will close at 4:00 p.m., eastern standard time, on the evening before the special meeting.

Voting by Mail

   Shareholders who elect to vote by mail are asked to date, sign and return the enclosed proxy card using the postage paid envelope provided. The persons named as proxies on the proxy card were designated by the Board of Directors. Any proxy given pursuant to such solicitation and received prior to the special meeting will be voted as specified in such proxy. Unless otherwise instructed or unless authority to vote is withheld, proxies will be voted FOR the proposed amendment to Dynegy's Articles of Incorporation.

                             PRINCIPAL SHAREHOLDERS

   The following table sets forth, as of November 20, 2000 except as otherwise noted, certain information regarding beneficial ownership of the capital stock of Dynegy by:

  . each person who is known by Dynegy to own beneficially more than 5% of Dynegy's capital stock,

  . each director of Dynegy,

  . Dynegy's chief executive officer and certain other of its most highly compensated executive officers, and

  . all directors and executive officers of Dynegy as a group.

   Share amounts and percentages shown for each individual or group in the table have been adjusted to give effect to the exercise of all options and warrants exercisable by such individual or group within 60 days of November 20, 2000.

                                                Number of Shares(1)
                                               --------------------- Percent of
                                                Class A    Class B    Class A
                                                 Common     Common     Common
                                                 Stock      Stock     Stock(2)
                                               ---------- ---------- ----------
Chevron Corporation(3)........................     --     85,330,544    26.4(3)
 Chevron USA Inc.
 575 Market Street
 San Francisco, CA 94104

Fidelity Management & Research Company(4)..... 18,052,900     --        7.6
 82 Devonshire
 Boston, MA 02109

C.L. Watson(5)................................ 12,524,804     --        5.3

Stephen W. Bergstrom(6)....................... 2,892,229      --        1.2

Matthew K. Schatzman(7).......................  598,415       --         *

Kenneth E. Randolph(8)........................ 1,854,717      --         *

Charles E. Bayless(9).........................  442,300       --         *

Daniel D. Dienstbier..........................   19,052       --         *

Patricia M. Eckert(10)........................    100         --         --

Jerry L. Johnson..............................     --         --         --

C. Steven McMillan(11)........................   5,200        --         *

Robert M. Powers(11)..........................   19,700       --         *

Sheli Z. Rosenberg(11)........................   2,000        --         *

Joe J. Stewart(11)............................   5,000        --         *

J. Otis Winters...............................   23,192       --         *

Darald W. Callahan............................     --         --         --

George L. Kirkland............................     --         --         --

Richard H. Matzke.............................     --         --         --

Executive Officers and Directors of Dynegy as
 a Group
 (16 persons)(5)(6)(7)(8)(9)(10)(11).......... 18,386,709     --        7.7

--------
  * Less than 1%.
 (1) Unless otherwise noted, each of the persons has sole voting and investment power with respect to the shares reported.

 (2) Based upon 237,831,648 shares of Class A common stock and 85,330,544 shares of Class B common stock outstanding at November 20, 2000.
 (3) The shares are held of record by Chevron USA Inc. Chevron Corporation beneficially owns 100% of the capital stock of Chevron USA. Consequently, Chevron Corporation may be deemed to beneficially own all of the shares of Class B common stock owned of record by Chevron USA. Percent of Class A common stock beneficially owned assumes conversion of Class B common stock for purposes of computing Chevron's beneficial ownership only.
 (4) According to its Form 13G for the year ended December 31, 1999. Advisor subsidiaries of Fidelity Management & Research Company have sole voting power for 1,541,180 shares and sole power to dispose or direct the disposition of 18,052,900 shares.

 (5) Includes 8,699,816 shares held of record by one or more partnerships, of which Mr. Watson and his wife are the sole shareholders of the corporate general partner and of which Mr. Watson (individually), his wife and certain trusts (the "Trusts"), of which Mr. Watson or his wife are the sole trustees, and a corporation, of which Mr. Watson and the Trusts are the sole shareholders, are the sole limited partners (the "Family Limited Partnership"). Mr. Watson may be deemed to beneficially own all of the shares of Class A common stock held by the Family Limited Partnership. Mr. Watson may be deemed to beneficially own all of the shares of Class A common stock held by such trusts. The number of shares also includes 3,824,988 shares of Class A common stock issuable upon the exercise of employee stock options held by Mr. Watson that are exercisable within 60 days of November 20, 2000. The number of shares does not include approximately 6,524 shares of Class A common stock held by the Trustee of the Dynegy Inc. Profit Sharing/401(k) Savings Plan (the "401(k) Plan") as of November 20, 2000 for the account of Mr. Watson. Participants in the 401(k) Plan have no voting or investment power with respect to such shares until their distribution to such participants upon termination of their employment. In addition, Mr. Watson may elect to take cash in lieu of shares of Class A common stock held in his 401(k) Plan account upon termination of his employment.

 (6) Includes 601,174 shares of Class A common stock that are owned by trusts established by Mr. Bergstrom. Mr. Bergstrom's father is the sole trustee of such trusts. Mr. Bergstrom disclaims beneficial ownership of all of the shares of Class A common stock held by such trusts. Also includes 824,691 shares of Class A common stock issuable upon the exercise of employee stock options held by Mr. Bergstrom that are exercisable within 60 days of November 20, 2000. The number of shares does not include approximately 5,892 shares of Class A common stock held by the Trustee of Dynegy's 401(k) Plan as of November 20, 2000 for the account of Mr. Bergstrom. Participants in the 401(k) Plan have no voting or investment power with respect to such shares until their distribution to such participants upon termination of their employment. In addition, Mr. Bergstrom may elect to take cash in lieu of shares of Class A common stock held in his 401(k) Plan account upon termination of his employment.

 (7) Includes 440,859 shares of Class A common stock issuable upon the exercise of employee stock options held by Mr. Schatzman that are exercisable within 60 days of November 20, 2000. The number of shares does not include approximately 5,966 shares of Class A common stock held by the Trustee of Dynegy's 401(k) Plan as of November 20, 2000 for the account of Mr. Schatzman. Participants in the 401(k) Plan have no voting or investment power with respect to such shares until their distribution to such participants upon termination of their employment. In addition, Mr. Schatzman may elect to take cash in lieu of shares of Class A common stock held in his 401(k) Plan account upon termination of his employment

 (8) Includes 257,745 shares of Class A common stock issuable upon the exercise of employee stock options held by Mr. Randolph that are exercisable within 60 days of November 20, 2000. The number of shares does not include approximately 5,983 shares of Class A common stock held by the Trustee of Dynegy's 401(k) Plan as of November 20, 2000 for the account of Mr. Randolph. Participants in the 401(k) Plan have no voting or investment power with respect to such shares until their distribution to such participants upon termination of their employment. In addition, Mr. Randolph may elect to take cash in lieu of shares of Class A common stock held in his 401(k) Plan account upon termination of his employment.

 (9) Includes 429,400 shares of Class A common stock issuable upon the exercise of employee stock options held by Mr. Bayless that are exercisable within 60 days of November 20, 2000. The number of shares does not include shares of common stock held by the Trustee of Illinova Corporation's 401(k) Plan for the account of Mr. Bayless. Participants in the Illinova 401(k) Plan have no voting or investment power with respect to such shares until their distribution to such participants upon termination of their employment. In addition, Mr. Bayless may elect to take cash in lieu of shares of Class A common stock held in his 401(k) Plan account upon termination of his employment.
(10) Shares are held of record by Ms. Eckert's defined benefit plan.
(11) Does not include approximately 2,070 stock units held by Mr. McMillan, 10,708 stock units held by Mr. Powers, 9,210 stock units held by Ms. Rosenberg or 3,522 stock units held by Mr. Stewart, respectively, through the Dynegy Deferred Compensation Plan for Certain Directors. Participants in the Director Deferred Compensation Plan receive cash equal to the number of stock units in their account times the last sales price of the Class A common stock on the last business day of the month preceding the termination of their service as a Director of Dynegy.

                                   PROPOSAL 1

               APPROVAL OF AN INCREASE IN AUTHORIZED COMMON STOCK

   After effecting a two-for-one stock split by means of a stock dividend completed on August 22, 2000 and issuing 10,000,000 shares of Class A common stock on October 6, 2000 to satisfy the demand caused by Dynegy's inclusion in the S&P 500, Dynegy has what the Board of Directors considers to be an insufficient number of authorized but unissued shares of common stock available for future issuance. Consequently, the Board of Directors has determined that it is in the best interests of Dynegy and its shareholders to amend Dynegy's Articles of Incorporation to increase the number of authorized shares of (i) Class A common stock from 300,000,000 to 900,000,000 and (ii) Class B common stock from 120,000,000 to 360,000,000. The Board of Directors has unanimously approved the proposed amendment to Dynegy's Articles of Incorporation, in the form attached to this Proxy Statement as Exhibit A, and hereby solicits the approval of Dynegy's shareholders of the proposed amendment. If the shareholders approve the proposed amendment, the Board of Directors intends to effect the filing of Articles of Amendment reflecting the amendment with the Secretary of State of the State of Illinois as soon as practicable following the special meeting. If the proposed amendment is not approved by the shareholders, Dynegy's Articles of Incorporation will continue in effect without the proposed amendment.

   The Board of Directors believes that it is in the best interests of Dynegy and its shareholders to increase the number of authorized but unissued shares of Class A common stock and Class B common stock in order to have additional shares available to meet Dynegy's future business needs as they arise. As of November 20, 2000, 237,831,648 shares of Class A common stock and 85,330,544 shares of Class B common stock were issued and outstanding. In addition, Dynegy has reserved up to approximately 56,300,000 shares of Class A common stock for issuance pursuant to Dynegy's equity compensation plans and the Class B common stock conversion right. Dynegy's Articles of Incorporation also authorize the issuance of 70,000,000 shares of preferred stock in such series as may be designated by the Board of Directors, none of which were outstanding as of the date of this Proxy Statement.

   Among other things, if approved, the proposed increase will make shares of common stock available for future activities that are consistent with Dynegy's business strategy, including, without limitation, the following:

  . the effectuation of stock splits, dividends or distributions,

  . the completion of equity financings,

  . the establishment of strategic relationships with corporate partners,

  . the acquisition of or investment in complementary businesses or products,

  . the continued provision of equity incentives to employees, officers and directors under Dynegy's equity compensation plans, and

  . the conversion of Dynegy's convertible securities.

Dynegy currently has no immediate plans to issue any of the additional authorized shares of common stock. However, depending upon its need for additional equity and its view of the capital markets, Dynegy may issue some portion of the additional authorized shares of common stock. Furthermore, in accordance with its business strategy, Dynegy may make future acquisitions and may use its common stock as currency in such acquisitions if appropriate opportunities arise.

Possible Effects of the Proposed Increase in Authorized Common Stock

   If the shareholders approve the proposed increase in authorized common stock, the Board of Directors may cause the issuance of the additional shares of common stock without further vote of Dynegy shareholders, except as provided under Illinois law, the rules of any national securities exchange on which the shares of Class

A common stock or Class B common stock may at such time be listed or any other applicable laws, rules or regulations. The additional shares of Class A common stock and Class B common stock for which authorization is sought would be identical to the shares of Class A common stock and Class B common stock now authorized. Holders of Class A common stock do not have preemptive or similar rights, which means that current holders of Class A common stock do not have a prior right to purchase any new issue of Class A common stock to maintain their respective percentage ownership thereof. The issuance of additional shares of Class A common stock would decrease the proportionate ownership interest of the current holders of Class A common stock and, depending upon the price paid for such additional shares, could result in dilution to such shareholders. Chevron USA, which holds the Class B common stock, does have preemptive rights pursuant to a shareholder agreement with Dynegy granting it the right to subscribe for additional equity securities that may be issued by Dynegy, but only to the extent necessary to maintain its current percentage ownership interest in Dynegy.

   The additional shares of Class A common stock and Class B common stock for which authorization is sought would be available for issuance by Dynegy by action of the Board of Directors and could be used for purposes that might be deemed to be in defense of a potential takeover threat. Such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines not to be in the best interests of Dynegy and its shareholders. The issuance of new shares could discourage persons seeking to gain control of Dynegy in other ways as well. If a person or entity sought to take over Dynegy by acquiring a substantial number of shares of Dynegy's common stock, which acquisition was undertaken with a view to effecting a merger, sale of all or any part of Dynegy's assets or a similar transaction, the issuance of new shares could be used to dilute the stock ownership of such person or entity. Such an issuance could be effected even if the proposed acquisition was at a substantial market premium and favored by a majority of independent shareholders.

   Although Dynegy has no current plans to issue any of the additional authorized shares of common stock for such purposes, if the proposed amendment is approved by the shareholders, more Dynegy common stock will be available for such purposes than is currently available. However, the proposed amendment is not part of a plan by management to adopt a series of anti-takeover measures and management does not presently intend to propose any such measures in future proxy solicitations.

Recommendation of the Board of Directors

   The affirmative vote of the holders of two-thirds of (i) each of the Class A common stock and the Class B common stock, voting as separate classes, and (ii) the Class A common stock and the Class B common stock, voting together as a single class, is required to approve the proposed amendment to increase the number of authorized shares of common stock. The Board of Directors believes that the proposed amendment to increase the number of authorized shares is in the best interests of Dynegy and its shareholders and recommends that shareholders vote FOR the proposed amendment.

                             SHAREHOLDER PROPOSALS

   Any shareholder who wishes to submit a proposal for inclusion in the proxy material for presentation at Dynegy's 2001 annual meeting of shareholders must forward such proposal to the Secretary of Dynegy at the address indicated on the first page of this Proxy Statement so that the Secretary receives it no later than December 21, 2000. Any such proposal also must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

                                          By Order of the Board of Directors,

                                          /s/ Kenneth E. Randolph
                                          Kenneth E. Randolph
                                          General Counsel and Secretary

November 28, 2000

                                   EXHIBIT A

                         PROPOSED AMENDMENT TO ARTICLES
                              OF INCORPORATION OF
                                  DYNEGY INC.

   Paragraph 1 of Article Four of Dynegy's Articles of Incorporation is amended to read in its entirety as follows:

                                     Par Value                                     No. Shares
       Class                         Per Share                                     Authorized
       -----                        ------------                                   -----------
   Class A Common                   No Par Value                                   900,000,000
   Class B Common                   No Par Value                                   360,000,000
   Preferred                        No Par Value                                    70,000,000

   Paragraph 2(c)(1) of Article Four of Dynegy's Articles of Incorporation is amended to read in its entirety as follows:

     (1) The total number of shares of common stock that the corporation shall have authority to issue is 1,260,000,000 of which (i) 900,000,000 shares shall be shares of Class A Common Stock, no par value per share (the "Class A Common Stock"), and (ii) 360,000,000 shares shall be shares of Class B Common Stock, no par value per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock").

                                                                                                      Please mark your
                                                                                                      vote as indicated  [X]
                                                                                                      in this example
THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Approval of Dynegy's proposed amendment to its        CHECK IF YOU PLAN TO ATTEND THE SPECIAL MEETING [ ]
   Articles of Incorporation increasing the number
   of authorized shares of Class A common stock from     Please sign exactly as name appears hereon. When shares are held by joint
   300,000,000 to 900,000,000 and Class B common         tenants, both should sign. When signing as attorney, trustee or guardian,
   stock from 120,000,000 to 360,000,000:                please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership,
            FOR   AGAINST    ABSTAIN                     please sign in partnership name by authorized person.
            [ ]     [ ]        [ ]
                                                         Dated:
                                                                -------------------------------------------------------------

                                                                -------------------------------------------------------------
                                                                                    (SIGNATURE OF SHAREHOLDER)

                                                                -------------------------------------------------------------
                                                                                    (SIGNATURE OF SHAREHOLDER)

                                                       FOLD AND DETACH HERE

                                                  VOTE BY TELEPHONE OR INTERNET
                                                   QUICK . . EASY . . IMMEDIATE

Dynegy Inc. encourages you to take advantage of convenient ways by which you can vote your shares on the proposal to be considered at the Special Meeting of Shareholders. Please take the opportunity to use one of the three voting methods outlined to cast your ballot.

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week
                     There is NO CHARGE to you for this call. - Have your proxy card in hand.
   You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

OPTION 1:                      To vote as the Board of Directors recommends on THE proposal, press 1
                                             When asked, please confirm by Pressing 1.

OPTION 2:            If you choose to vote on the proposal separately, press 0. You will hear these instructions:
                              Proposal 1 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                                             When asked, please confirm by Pressing 1.

                                                                or

2. VOTE BY INTERNET:   Follow the instructions at our Website Address: HTTP://WWW.EPROXY.COM/DYN

                                                                or

3. VOTE BY PROXY:     Mark, sign and date your proxy card and return promptly in the enclosed envelope.

                    NOTE: If you vote by internet or telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                                                       THANK YOU FOR VOTING.
-----------------------------------------------------------------------------------------------------------------------------------

                                                          REVOCABLE PROXY

                                                            DYNEGY INC.
                                                    1000 LOUISIANA, SUITE 5800
                                                         HOUSTON, TX 77002

                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DYNEGY INC.

     The undersigned hereby appoints C.L. Watson, Kenneth E. Randolph and Robert D. Doty, Jr., and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Class A common stock and Class B common stock of Dynegy Inc. held of record by the undersigned on
November 20, 2000 at the special meeting of shareholders to be held at Dynegy's Headquarters, The Wells Fargo Bank Building, 1000
Louisiana, 71st Floor, Houston, Texas 77002, at 10:00 a.m., local time, on Friday, January 12, 2001, or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. HOWEVER, IF NO DIRECTION
IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSED AMENDMENT TO DYNEGY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF
AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 300,000,000 TO 900,000,000 AND CLASS B COMMON STOCK FROM 120,000,000 TO 360,000,000.

                                                       FOLD AND DETACH HERE

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